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                                                            EXHIBIT 23(a)
[LOGO] PEAT MARWICK LLP

       4200 Norwest Center
       90 South Seventh Street
       Minneapolis, MN  55402




                        INDEPENDENT AUDITORS' CONSENT




The Board of Directors
TCF Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.




                                    /s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
May 20, 1997



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[LOGO] PEAT MARWICK LLP

       4200 Norwest Center
       90 South Seventh Street
       Minneapolis, MN  55402




                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Winthrop Resources Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.




                                           /s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
May 20, 1997